UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 4, 2010
Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)
Delaware	1-11056	33-0325826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

1. Securities Purchase Agreement

On November 4, 2010, Advanced Photonix, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with In-Q-Tel, Inc. (“IQT”), the not-for-profit, strategic investment firm that works to identify, adapt, and deliver innovative technology solutions to support the missions of the U.S. Intelligence Community. Pursuant to the SPA and in exchange for a payment of $200,000 (the “Purchase Price”), the Company agreed to issue and IQT agreed purchase the number of shares of the Company’s Class A Common Stock, par value $0.001 per share (“Common Stock”), determined by dividing the Purchase Price by the volume-weighted average price per share of the Company’s Common Stock on the NYSE Amex stock exchange for the five (5) trading days (the “5-Day VWAP”) ending on the business day immediately preceding the signing of the SPA (the acquisition of the shares of Common Stock issued in connection with the SPA, the “Transaction”).

The 5-Day VWAP calculated in the aforementioned manner was $1.0074 per share and accordingly, the Company issued IQT 198,524 shares of Common Stock (the “SPA Shares”) upon the closing of the Transaction. The closing of the Transaction was subject to receipt of NYSE Amex approval of an additional listing application covering the SPA Shares (the “Additional Listing Application”) and other closing conditions customary for transactions of this nature. On November 10, 2010, NYSE Amex approved the Additional Listing Application and the parties satisfied the other closing conditions to the Transaction on November 12, 2010, the following business day. Accordingly, the Transaction closed on Friday November 12, 2010.

2. IQT Letter Agreement

On November 5, 2010, the Company announced that it had reached an agreement in principle with IQT to engineer a low cost terahertz anomaly detection device, and deliver multiple systems for evaluation in accordance with a technology development agreement (“Development Agreement”) pursuant to which the Company may receive up to $1,800,000. The Development Agreement is designed to advance the Company’s terahertz product to accommodate increased anomaly detection needs and the Transportation Security Administration is providing funding to IQT for these development efforts. The agreement in principle also includes a royalty agreement (the “Royalty Agreement” and together with the Development Agreement, the “Commercial Agreements”) that is based on sales to entities other than the U.S. Government of the commercialized anomaly detection device developed under the Development Agreement. The proposed royalty has both a $5 million monetary cap and ten (10) year time limit associated with all sales.

In connection with the agreement in principle, IQT delivered to the Company the definitive forms of each of the Commercial Agreements along with its executed counterparts to each such agreement (the “IQT Signature Pages”), each to be held in escrow pursuant to a letter agreement (the “Letter Agreement”) executed by the Company on November 4, 2010. Pursuant to the Letter Agreement, the Company agreed that if (i) NYSE Amex approves the Additional Listing Application and (ii) each party’s respective closing conditions set forth the SPA have been either satisfied or waived by the party in whose favor such closing conditions run (clauses (i) and (ii), the “Escrow Release Conditions”), (1) the definitive forms of each of the Commercial Agreements and the IQT Signature Pages would be automatically released from escrow, (2) the Company and its wholly-owned subsidiary, Picometrix, LLC (“Picometrix”),  which is also a party to the proposed Commercial Agreements, would execute and deliver to IQT counterparts to each Commercial Agreement, and (3) each such Commercial Agreement would be dated and become effective as of the date the Escrow Release Conditions have been satisfied. In the event that the Escrow Release Conditions are not satisfied, the Company (A) agreed to promptly return the definitive forms of each of the Commercial Agreements and the Signature Pages to IQT, and (B) acknowledged and agreed that the Commercial Agreements would be null and void and of no legal effect.

As noted above, on November 10, 2010, NYSE Amex approved the Additional Listing Application and the parties satisfied the other closing conditions to the Transaction on November 12, 2010, the following business day, and accordingly the Escrow Release Conditions were satisfied on November 12, 2010. Pursuant to the Letter Agreement, the Commercial Agreements and the IQT Signature Pages were automatically released from escrow, the Company and Picometrix executed and delivered to IQT their executed counterparts to each Commercial Agreement, and each of the Commercial Agreements were dated as of and became effective on November 12, 2010.

This Current report on Form 8-K (“Form 8-K”), including the descriptions of the terms and conditions of the SPA, the Letter Agreement, and each Commercial Agreement is qualified in its entirety by reference to the SPA, the Letter Agreement, and each Commercial Agreement, each of which will be filed as Exhibits to the Company’s Quarterly report on Form 10-Q for the period ended December 31, 2010, and are incorporated herein by reference. See also the disclosure under Item 3.02 of this Form 8-K, which is incorporated in this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed in Item 1.01 above, on November 4, 2010, the Company entered into an SPA with IQT pursuant to which the Company agreed to issue and IQT agreed purchase the SPA Shares for an aggregate purchase price of $200,000. The offer and sale of the SPA Shares was made pursuant to Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering from the registration requirements of the Securities Act. The sale to IQT was subject to receipt of NYSE Amex approval of the Additional Listing Application and other closing conditions customary for transactions of this nature.

As disclosed in Item 1.01 above, on November 10, 2010, NYSE Amex approved the Additional Listing Application and the other closing conditions to the Transaction were satisfied on November 12, 2010, the following business day. Accordingly the Company instructed its transfer agent to issue IQT 198,524 shares of Common Stock pursuant to the SPA on November 12, 2010.

This Form 8-K, including the descriptions of the terms and conditions of the SPA, is qualified in its entirety by reference to the SPA, which will be filed as an Exhibit to the Company’s Quarterly report on Form 10-Q for the period ended December 31, 2010, and is incorporated herein by reference. See also the disclosure under Item 1.01 of this Form 8-K, which is incorporated in this Item 3.02 by reference.

Item 8. 01 - Other Events.

On November 5, 2010, the Company issued a press release announcing an agreement in principal to enter into the Commercial Agreements and the execution of the SPA. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit
99.1	Advanced Photonix, Inc. press release dated November 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Richard D. Kurtz
Richard Kurtz, Chief Executive Officer

Dated: November 12, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Advanced Photonix, Inc. press release dated November 5, 2010.